PORTFOLIO MANAGEMENT AGREEMENT

     THIS AGREEMENT dated and effective as of June 11, 1999, among Kern Capital Management LLC (the "Sub-Advisor"), a Delaware Limited Liability Company; Fremont Investment Advisors, Inc. (the "Advisor"), a Delaware corporation; and Fremont Mutual Funds, Inc. (the "Fund"), a Maryland corporation.

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company and is authorized to issue separate series (the "Series"), each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective, policies and limitations; and

     WHEREAS, the Fund presently offers shares of a particular series named the Fremont Global Fund (the "Global Series"); and

     WHEREAS, the Fund has retained the Advisor to render investment management and administrative services to the Global Series; and

     WHEREAS, the Advisor and the Fund desire to retain the Sub-Advisor to furnish portfolio management services to the Global Series in connection with Advisor's investment management activities on behalf of the Series, and the Sub-Advisor is willing to furnish such services to the Advisor and the Global Series;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Sub-Advisor, the Advisor and the Fund as follows:

     1. APPOINTMENT. The Advisor and the Fund hereby appoint Sub-Advisor to act as Sub-Advisor with respect to certain assets of the Global Series for the periods and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. SUB-ADVISOR DUTIES. Subject to the supervision of the Advisor and the Fund's Board of Directors, the Sub-Advisor shall have full discretionary authority as agent and attorney-in-fact with respect to the portion of assets of the Global Series' portfolio assigned to the Sub-Advisor, from time to time by the Advisor or the Board of Directors, including authority to: (a) buy, sell, exchange, convert or otherwise trade in any stocks without limitation and (b) place orders for the execution of such securities transactions with or through such brokers, dealers, or issuers as Sub-Advisor may select. The Sub-Advisor will provide the services under this Agreement in accordance with the Global Series' registration statement filed with the Securities and Exchange Commission ("SEC"), as amended. Investments by the Sub-Advisor shall conform with the provisions of Appendix A attached hereto, as such may be revised from time to time at the discretion of the Advisor and the Fund. Subject to the foregoing, the Sub-Advisor will vote proxies with respect to the securities and investments purchased with the assets of the Global Series' portfolio managed by the Sub-Advisor and will provide regular reports of proxy voting. The Sub-Advisor further agrees that it will:

          (a)  conform  with  all  applicable   rules  and  regulations  of  the
Securities and Exchange Commission.

          (b) place orders pursuant to its investment determinations for the Global Series either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide it with research advice and other services of lawful assistance to the Sub-Advisor in serving the Global Series as the Sub-Advisor or who sell the Global Series' shares.

          (c) make available to the Advisor and the Fund promptly upon their request all its investment records and ledgers to assist the Advisor and the Fund in their compliance with respect to the Global Series' securities transactions as required by the 1940 Act and the Investment Advisers Act of 1940 ("Advisers Act"), as well as other applicable laws. The Sub-Advisor will furnish the Fund's Board of Directors with respect to the Global Series such periodic and special reports as the Advisor and the Directors may reasonably request.

          (d) maintain detailed records of the assets managed by the Sub-Advisor as well as all investments, receipts, disbursements and other transactions made with such assets. Such records shall be open to inspection and audit at reasonable times by any person designated by the Advisor or the Fund. The Sub-Advisor shall provide to the Advisor or the Fund and any other party either the Advisor or the Fund designates: (i) monthly statements of the activities with regard to the assets for the month and of the assets showing each asset at its cost and, for each security listed on any national securities exchange, its value at the last quoted sale price reported on the composite tape on the valuation date or, in the cases of securities not so reported, by the principal exchange on which the security is traded, or, if no trade was made on the valuation date or if such security is not listed on any exchange, its value as determined by a nationally recognized pricing service used by the Sub-Advisor to value securities in their client accounts, at the value specified by such pricing service on the valuation date, and for any other security or asset in a manner determined in good faith by the Sub-Advisor to reflect its then fair market value; (ii) statements evidencing any purchases and sales as soon as practicable after such transaction has taken place; (iii) a quarterly review of the assets under management; and (iv) tax information as requested, on a monthly basis, to the Fund's custodian bank.

     3. EXPENSES. During the term of this Agreement, the Sub-Advisor will pay all expenses incurred by it, its staff and their activities, in connection with its portfolio management activities under this Agreement.

     4. COMPENSATION. For the services provided to the Global Series, the

Advisor will pay the Sub-Advisor the fees as set forth in Appendix B hereto at the times set forth in Appendix B hereto.

     5. BOOKS AND RECORDS; CUSTODY. (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Global Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

          (b) Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund's custodian bank, or its nominee. The Fund shall advise the Sub-Advisor of the identity of its custodian bank and shall give the Sub-Advisor 15 days' written notice of any changes in such custody arrangements.

          Neither the Sub-Advisor, nor any parent, subsidiary or related firm, shall take possession of or handle any cash, securities, mortgages or deeds of trust, or other indicia of ownership of the Fund's investments, or otherwise act as custodian of such investments. All cash and the indicia of ownership of all other investments shall be held by the Fund's custodian bank.

          The Fund shall instruct its custodian bank to (a) carry out all investment instructions as may be directed by the Sub-Advisor with respect thereto (which may be orally given if confirmed in writing); and (b) provide the Sub-Advisor with all operational information necessary for the Sub-Advisor to trade on behalf of the Fund.

     6. INDEMNIFICATION. The Sub-Advisor agrees to indemnify and hold harmless, the Advisor, the Fund, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Advisor or the Fund (other than the Sub-Advisor) and each person, if any, who, within the meaning of
Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Advisor or the Fund against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Advisor, the Fund or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise, which (1) may be based upon any wrongful act or omission by the Sub-Advisor, any of its employees or representatives or any affiliate of or any person acting on behalf of the Sub-Advisor or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Global Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Fund or any affiliated person of the Fund by the Sub-Advisor or any affiliated person of the Sub-Advisor; provided, however, that in no case is the Sub-Advisor's indemnity in favor of the Advisor or the Fund or any affiliated person or controlling person of the Advisor or the Fund deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement.

          The Fund agrees not to hold the Sub-Advisor or any of its officers or employees liable for, and to indemnify or insure the Sub-Advisor and its officers and employees ("Indemnified Parties") against any act or omission of any other Sub-Advisor providing investment management services to the Fund, and against any costs and liabilities the Indemnified Parties may incur as a result of a claim against the Indemnified Parties regarding actions taken in good faith exercise of their powers hereunder excepting matters as to which the Indemnified Parties have been negligent, engaged in willful misfeasance, bad faith, reckless disregard of the obligations and duties under this Agreement or have been in violation of applicable law or regulations.

     7. SERVICES NOT EXCLUSIVE. It is understood that the services of the Sub-Advisor are not exclusive, and nothing in this Agreement shall prevent the Sub-Advisor from providing similar services to other investment companies (subject to such restrictions as Sub-Advisor may agree to separately) or from engaging in other activities. When the Sub-Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Advisor recommends the purchase or sale of the same security for the Global Series, it is understood that such transactions will be executed on a basis that is fair and equitable to the Series.

     8. (a) DURATION. This Agreement shall become effective on the date first written above. Unless terminated as herein provided, this Agreement shall remain in full force and effective for no more than two (2) years and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Directors of the Fund or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Global Series, and (ii) by the Advisor, and (iii) in either event by the vote of a majority of the Directors of the Fund who are not parties of this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Fund or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Global Series, or by the Advisor, on thirty (30) days' written notice to the Sub-Advisor, or by the Sub-Advisor on like notice to the Fund and to the Advisor.

          (c) AUTOMATIC TERMINATION. This Agreement shall automatically and immediately terminate in the event of its assignment.

     9. AMENDMENTS. No provision of this agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Global Series, if such approval is required by applicable law.

     10.  MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          (d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Fund or the Advisor.

          (e) This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

                                        KERN CAPITAL MANAGEMENT LLC

                                        BY:
                                           -------------------------------------

                                        ----------------------------------------
                                                     (Title)

                                        FREMONT INVESTMENT ADVISORS, INC.

                                        BY:
                                           -------------------------------------

                                        ----------------------------------------
                                                     (Title)

                                        FREMONT MUTUAL FUNDS, INC.

                                        BY:
                                           -------------------------------------

                                        ----------------------------------------
                                                     (Title)

                                   APPENDIX A

                        TO PORTFOLIO MANAGEMENT AGREEMENT

                           Kern Capital Management LLC
                     Sub-Advisor to the Fremont Global Fund

                      INVESTMENT OBJECTIVES AND GUIDELINES

Overall Investment Objective:
----------------------------

The objective of the Fremont Global Fund is to maximize total return while reducing risk. The Fund seeks to provide a systematic, disciplined approach to reduce overall portfolio risk through asset diversification and to weight the portfolio toward asset categories which, at the time of evaluation, appear to have the best expected total return.

Policy and Guidelines for Sub-advisor:
--------------------------------------

The Sub-Advisor will manage two account sectors, one small and one micro-cap type account. These accounts will invest their assets in equity securities of U.
S. companies of relatively small capitalization. The small cap account will consist of companies with market capitalizations ranging from $10 million to $2 billion. The micro-cap account will consist of companies with market capitalizations of less than $550 million.

The Sub-Advisor will adhere to the Investment Objectives and to the policies in the Fremont Global Fund prospectus and Statement of Additional Information.

Performance Objective for Sub-Advisor:
--------------------------------------

The Sub-Advisor is expected to achieve a competitive rate of return over a 3 to 5 year time horizon and/or a complete market cycle, when compared to other managers of similar size and with similar investment objectives.

                                   APPENDIX B

                        TO PORTFOLIO MANAGEMENT AGREEMENT

                          Kern Capital Management, LLC
                     Sub-Advisor to the Fremont Global Fund

                                SCHEDULE OF FEES

Fremont Investment Advisors, Inc. will pay to Kern Capital Management, LLC a fee computed at the annual rate of 0.50% (50 basis points) of the average value of the daily assets of the Fremont Global Series under management by Kern Capital Management, LLC. The Portfolio Management Agreement with the Sub-Advisor may be terminated by the Advisor or the Fund upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Global Series' assets under management by the Sub-Advisor.

Fees will be billed after the end of each calendar month. Fees will be prorated for any period less than one month and shall be due and payable within thirty
(30) days after an invoice has been delivered to the Advisor.

                         PORTFOLIO MANAGEMENT AGREEMENT

     THIS AGREEMENT dated and effective as of September 29, 1999, among Sit Investment Associates, Inc. (the "Sub-Advisor"), a Minnesota corporation; Fremont Investment Advisors, Inc. (the "Advisor"), a Delaware corporation; and Fremont Mutual Funds, Inc. (the "Fund"), a Maryland corporation.

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company and is authorized to issue separate series (the "Series"), each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective, policies and limitations; and

     WHEREAS, the Fund presently offers shares of a particular series named the Fremont Global Fund (the "Global Series"); and

     WHEREAS, the Fund has retained the Advisor to render investment management and administrative services to the Global Series; and

     WHEREAS, the Advisor and the Fund desire to retain the Sub-Advisor to furnish portfolio management services to the Global Series in connection with Advisor's investment management activities on behalf of the Series, and the Sub-Advisor is willing to furnish such services to the Advisor and the Global Series;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Sub-Advisor, the Advisor and the Fund as follows:

     1. APPOINTMENT. The Advisor and the Fund hereby appoint Sub-Advisor to act as Sub-Advisor with respect to certain assets of the Global Series for the periods and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. SUB-ADVISOR DUTIES. Subject to the supervision of the Advisor and the Fund's Board of Directors, the Sub-Advisor shall have full discretionary authority as agent and attorney-in-fact with respect to the portion of assets of the Global Series' portfolio assigned to the Sub-Advisor, from time to time by the Advisor or the Board of Directors, including authority to: (a) buy, sell, exchange, convert or otherwise trade in any stocks without limitation and (b) place orders for the execution of such securities transactions with or through such brokers, dealers, or issuers as Sub-Advisor may select. The Sub-Advisor will provide the services under this Agreement in accordance with the Global Series' registration statement filed with the Securities and Exchange Commission ("SEC"), as amended. Investments by the Sub-Advisor shall conform with the provisions of Appendix A attached hereto, as such may be revised from time to time at the discretion of the Advisor and the Fund. Subject to the foregoing, the Sub-Advisor will vote proxies with respect to the securities and investments purchased with the assets of the Global Series' portfolio managed by the Sub-Advisor and will provide regular reports of proxy voting. The Sub-Advisor further agrees that it will:

          (a)  conform  with  all  applicable   rules  and  regulations  of  the
Securities and Exchange Commission.

          (b) place orders pursuant to its investment determinations for the Global Series either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide it with research advice and other services of lawful assistance to the Sub-Advisor in serving the Global Series as the Sub-Advisor or who sell the Global Series' shares.

          (c) make available to the Advisor and the Fund promptly upon their request all its investment records and ledgers to assist the Advisor and the Fund in their compliance with respect to the Global Series' securities transactions as required by the 1940 Act and the Investment Advisers Act of 1940 ("Advisers Act"), as well as other applicable laws. The Sub-Advisor will furnish the Fund's Board of Directors with respect to the Global Series such periodic and special reports as the Advisor and the Directors may reasonably request.

          (d) maintain detailed records of the assets managed by the Sub-Advisor as well as all investments, receipts, disbursements and other transactions made with such assets. Such records shall be open to inspection and audit at reasonable times by any person designated by the Advisor or the Fund. The Sub-Advisor shall provide to the Advisor or the Fund and any other party either the Advisor or the Fund designates: (i) monthly statements of the activities with regard to the assets for the month and of the assets showing each asset at its cost and, for each security listed on any national securities exchange, its value at the last quoted sale price reported on the composite tape on the valuation date or, in the cases of securities not so reported, by the principal exchange on which the security is traded, or, if no trade was made on the valuation date or if such security is not listed on any exchange, its value as determined by a nationally recognized pricing service used by the Sub-Advisor to value securities in their client accounts, at the value specified by such pricing service on the valuation date, and for any other security or asset in a manner determined in good faith by the Sub-Advisor to reflect its then fair market value; (ii) statements evidencing any purchases and sales as soon as practicable after such transaction has taken place; (iii) a quarterly review of the assets under management; and (iv) tax information as requested, on a monthly basis, to the Fund's custodian bank.

     3. EXPENSES. During the term of this Agreement, the Sub-Advisor will pay all expenses incurred by it, its staff and their activities, in connection with its portfolio management activities under this Agreement.

     4. COMPENSATION. For the services provided to the Global Series, the

Advisor will pay the Sub-Advisor the fees as set forth in Appendix B hereto at the times set forth in Appendix B hereto.

     5. BOOKS AND RECORDS; CUSTODY. (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Global Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

          (b) Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund's custodian bank, or its nominee. The Fund shall advise the Sub-Advisor of the identity of its custodian bank and shall give the Sub-Advisor 15 days' written notice of any changes in such custody arrangements.

          Neither the Sub-Advisor, nor any parent, subsidiary or related firm, shall take possession of or handle any cash, securities, mortgages or deeds of trust, or other indicia of ownership of the Fund's investments, or otherwise act as custodian of such investments. All cash and the indicia of ownership of all other investments shall be held by the Fund's custodian bank.

          The Fund shall instruct its custodian bank to (a) carry out all investment instructions as may be directed by the Sub-Advisor with respect thereto (which may be orally given if confirmed in writing); and (b) provide the Sub-Advisor with all operational information necessary for the Sub-Advisor to trade on behalf of the Fund.

     6. INDEMNIFICATION. The Sub-Advisor agrees to indemnify and hold harmless, the Advisor, the Fund, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Advisor or the Fund (other than the Sub-Advisor) and each person, if any, who, within the meaning of
Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Advisor or the Fund against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Advisor, the Fund or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise, which (1) may be based upon any wrongful act or omission by the Sub-Advisor, any of its employees or representatives or any affiliate of or any person acting on behalf of the Sub-Advisor or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Global Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Fund or any affiliated person of the Fund by the Sub-Advisor or any affiliated person of the Sub-Advisor; provided, however, that in no case is the Sub-Advisor's indemnity in favor of the Advisor or the Fund or any affiliated person or controlling person of the Advisor or the Fund deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement.

          The Fund agrees not to hold the Sub-Advisor or any of its officers or employees liable for, and to indemnify or insure the Sub-Advisor and its officers and employees ("Indemnified Parties") against any act or omission of any other Sub-Advisor providing investment management services to the Fund, and against any costs and liabilities the Indemnified Parties may incur as a result of a claim against the Indemnified Parties regarding actions taken in good faith exercise of their powers hereunder excepting matters as to which the Indemnified Parties have been negligent, engaged in willful misfeasance, bad faith, reckless disregard of the obligations and duties under this Agreement or have been in violation of applicable law or regulations.

     7. SERVICES NOT EXCLUSIVE. It is understood that the services of the Sub-Advisor are not exclusive, and nothing in this Agreement shall prevent the Sub-Advisor from providing similar services to other investment companies (subject to such restrictions as Sub-Advisor may agree to separately) or from engaging in other activities. When the Sub-Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Advisor recommends the purchase or sale of the same security for the Global Series, it is understood that such transactions will be executed on a basis that is fair and equitable to the Series.

     8. (a) DURATION. This Agreement shall become effective on the date first written above. Unless terminated as herein provided, this Agreement shall remain in full force and effective for no more than two (2) years and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Directors of the Fund or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Global Series, and (ii) by the Advisor, and (iii) in either event by the vote of a majority of the Directors of the Fund who are not parties of this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Fund or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Global Series, or by the Advisor, on thirty (30) days' written notice to the Sub-Advisor, or by the Sub-Advisor on like notice to the Fund and to the Advisor.

          (c) AUTOMATIC TERMINATION. This Agreement shall automatically and immediately terminate in the event of its assignment.

     9. AMENDMENTS. No provision of this agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Global Series, if such approval is required by applicable law.

     10.  MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          (d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Fund or the Advisor.

          (e) This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

                                        SIT INVESTMENT ASSOCIATES, INC.

                                        BY:
                                           -------------------------------------

                                        ----------------------------------------
                                                     (Title)

                                        FREMONT INVESTMENT ADVISORS, INC.

                                        BY:
                                           -------------------------------------
                                                 David L. Redo, President


                                        FREMONT MUTUAL FUNDS, INC.


                                        BY:
                                           -------------------------------------
                                               Michael H. Kosich, President

                                   APPENDIX A

                        TO PORTFOLIO MANAGEMENT AGREEMENT

                         Sit Investment Associates, Inc.
                     Sub-Advisor to the Fremont Global Fund

                      INVESTMENT OBJECTIVES AND GUIDELINES

Overall Investment Objective:
----------------------------

The objective of the Fremont Global Fund is to maximize total return while reducing risk. The Fund seeks to provide a systematic, disciplined approach to reduce overall portfolio risk through asset diversification and to weight the portfolio toward asset categories which, at the time of evaluation, appear to have the best expected total return.

Policy and Guidelines for Sub-Advisor:
--------------------------------------

The Sub-Advisor will manage a portfolio of mid-cap domestic stocks. The portfolio will consist of companies with market capitalizations ranging from $500 million to $20 billion and will concentrate on equity holdings in rapid "real" growth companies or companies that offer unusual value relative to future earnings, dividends or underlying assets.

The Sub-Advisor will adhere to the Investment Objectives and to the policies in the Fremont Global Fund prospectus and Statement of Additional Information.

Performance Objective for Sub-Advisor:
--------------------------------------

The Sub-Advisor is expected to achieve a competitive rate of return of at least 5 percentage points greater than the S&P MidCap 400 Index over a complete market cycle. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and measures the performance of the mid-size company segment of the U.S. market.


FIA ____________                        SIA _____________
Initial                                 Initial

                              Amended and Restated
                                   APPENDIX A

                        TO PORTFOLIO MANAGEMENT AGREEMENT

                         Sit Investment Associates, Inc.
                     Sub-Advisor To The Fremont Global Fund

This Appendix A, dated and effective as of August ____, 2000 amends and restates as to the Fremont Global Fund the Appendix A to the Portfolio Management Agreement dated and effective September 29, 1999.

                      INVESTMENT OBJECTIVES AND GUIDELINES


I.   Overall Investment Objective:
     -----------------------------

     The objective of the Fremont Global Fund is to maximize total return while reducing risk. The Fund seeks to provide a systematic, disciplined approach to reduce overall portfolio risk through asset diversification and to weight the portfolio toward asset categories which, at the time of evaluation, appear to have the best expected total return.

II.  General Policy and Guidelines for the Sub-Advisor:
     --------------------------------------------------

     The Sub-Advisor will manage a portfolio of mid-cap domestic growth stocks. The portfolio will concentrate on equity holdings in rapid "real" growth companies or companies that offer unusual value relative to future earnings, dividends, or underlying assets.

     It is recognized that the above policies generally result in greater volatility of investment returns than the overall stock market as represented by S&P 500 companies. However, the portfolio is expected to achieve a higher long-term rate of return than the overall stock market in view of the greater level of concentration on the companies' growth potential.

     The Sub-Advisor will adhere to the Investment Objectives and to the policies in the Fremont Global Fund prospectus and Statement of Additional Information.

III. SPECIFIC POLICY AND GUIDELINES FOR THE SUB-ADVISOR:
     ---------------------------------------------------

     A.   The following investments will not be used:
          o    Securities purchased on margin.
          o    Short sales
          o    Puts and calls.
          o    Letter stock/private placements.
          o Securities of the sponsor organization, or its subsidiaries or affiliates.
          o Common stocks of companies with market capitalization of less than $15 million.

     B. No more than 10 percent at cost, or 15 percent at market, shall be invested in equity securities of any one issuer.

     C. Investments shall not exceed 5 percent of the market capitalization of any one issuer.

     D.   There shall be no restrictions regarding:
          o    Portfolio asset turnover.
          o    Realization of gains or losses.
          o Dividends or earnings on the stock of companies held in the portfolio.

     E. Short-term assets will be diversified by issuer, above-average in quality, and have a maturity of no more than one year.

IV.  PERFORMANCE OBJECTIVES FOR THE SUB-ADVISOR:
     -------------------------------------------

     The Sub-Advisor is expected to achieve a competitive rate of return of at least FIVE percentage points greater than the S&P MidCap 400 Index over a complete market cycle. The S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and measures the performance of the mid-size company segment of the U.S. market.

     Given the growth style of the portfolio, the Russell MidCap Growth Index will be used as a second benchmark for performance, and the portfolio is to earn an annual rate of return of at least TWO percentage points greater than this index over a complete market cycle.


     BY:                                     BY:

     FREMONT INVESTMENT ADVISORS, INC.       SIT INVESTMENT ASSOCIATES, INC.


     --------------------------------        -------------------------------
     David L. Redo
     President
                                             -------------------------------
                                             Name & Title

APPENDIX B

                        TO PORTFOLIO MANAGEMENT AGREEMENT

                         Sit Investment Associates, Inc.
                     Sub-Advisor to the Fremont Global Fund

                                SCHEDULE OF FEES

Fremont Investment Advisors, Inc. will pay to Sit Investment Associates, Inc. a fee computed at the annual rate of 0.45% (45 basis points) of the average value of the daily assets of the Fremont Global Series under management by Sit Investment Associates, Inc. The Portfolio Management Agreement with the Sub-Advisor may be terminated by the Advisor or the Fund upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Global Series' assets under management by the Sub-Advisor.

Fees will be billed after the end of each calendar month. Fees will be prorated for any period less than one month and shall be due and payable within thirty
(30) days after an invoice has been delivered to the Advisor.

FIA ____________                        SIA ____________
Initial                                 Initial

                         PORTFOLIO MANAGEMENT AGREEMENT

     THIS  AGREEMENT  dated  and  effective  as of May 5,  2000,  among  Pacific
Investment Management Company LLC, (the "Sub-Advisor") a Delaware limited liability company; Fremont Investment Advisors, Inc. (the "Advisor"), a Delaware corporation; and Fremont Mutual Funds, Inc. (the "Fund"), a Maryland corporation.

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company and is authorized to issue separate series (the "Series"), each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective, policies and limitations; and

     WHEREAS, the Fund presently offers shares of a particular series named the Fremont Global Fund (the "Global Series"); and

     WHEREAS, the Fund has retained the Advisor to render investment management and administrative services to the Global Series; and

     WHEREAS, the Advisor and the Fund desire to retain the Sub-Advisor to furnish portfolio management services to the Global Series in connection with Advisor's investment management activities on behalf of the Series, and the Sub-Advisor is willing to furnish such services to the Advisor and the Global Series;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Sub-Advisor, the Advisor and the Fund as follows:

     1. APPOINTMENT. The Advisor and the Fund hereby appoint the Sub-Advisor to act as Sub-Advisor with respect to certain assets of the Global Series for the periods and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. SUB-ADVISOR DUTIES. Subject to the supervision of the Advisor and the Fund's Board of Directors, the Sub-Advisor shall have full discretionary authority as agent and attorney-in-fact with respect to the portion of assets of the Global Series' portfolio assigned to the Sub-Advisor, from time to time by the Advisor or the Board of Directors, including authority to: (a) buy, sell, exchange, convert or otherwise trade in any stocks without limitation and (b) place orders for the execution of such securities transactions with or through such brokers, dealers, or issuers as Sub-Advisor may select. The Sub-Advisor will provide the services under this Agreement in accordance with the Global Series' registration statement filed with the Securities and Exchange Commission ("SEC"), as amended. Investments by the Sub-Advisor shall conform with the provisions of Appendix A attached hereto, as such may be revised from time to time at the discretion of the Advisor and the Fund. Subject to the foregoing, the Sub-Advisor will vote proxies with respect to the securities and investments purchased with the assets of the Global Series' portfolio managed by the Sub-Advisor and will provide regular reports of proxy voting. The Sub-Advisor further agrees that it will:

          (a)  conform  with  all  applicable   rules  and  regulations  of  the
Securities and Exchange Commission;

          (b) place orders pursuant to its investment determinations for the Global Series either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide it with research advice and other services of lawful assistance to the Sub-Advisor in serving the Global Series as the Sub-Advisor or who sell the Global Series' shares; and

          (c) make available to the Advisor and the Fund promptly upon their request all its investment records and ledgers to assist the Advisor and the Fund in their compliance with respect to the Global Series' securities transactions as required by the 1940 Act and the Investment Advisers Act of 1940 ("Advisers Act"), as well as other applicable laws. The Sub-Advisor will furnish the Fund's Board of Directors with respect to the Global Series such periodic and special reports as the Advisor and the Directors may reasonably request; and

          (d) maintain detailed records of the assets managed by the Sub-Advisor as well as all investments, receipts, disbursements and other transactions made with such assets. Such records shall be open to inspection and audit at reasonable times by any person designated by the Advisor or the Fund. The Sub-Advisor shall provide to the Advisor or the Fund and any other party either the Advisor or the Fund designates: (i) monthly statements of the activities with regard to the assets for the month and of the assets showing each asset at its cost and, for each security listed on any national securities exchange, its value at the last quoted sale price reported on the composite tape on the valuation date or, in the cases of securities not so reported, by the principal exchange on which the security is traded, or, if no trade was made on the valuation date or if such security is not listed on any exchange, its value as determined by a nationally recognized pricing service used by the Sub-Advisor to value securities in their client accounts, at the value specified by such pricing service on the valuation date, and for any other security or asset in a manner determined in good faith by the Sub-Advisor to reflect its then fair market value; (ii) statements evidencing any purchases and sales as soon as practicable after such transaction has taken place; (iii) a quarterly review of the assets under management; and (iv) tax information as requested, on a monthly basis, to the Fund's custodian bank.

     3. EXPENSES. During the term of this Agreement, the Sub-Advisor will pay all expenses incurred by it, its staff and their activities, in connection with its portfolio management activities under this Agreement.

     4. COMPENSATION. For the services provided to the Global Series, the

Advisor will pay the Sub-Advisor the fees as set forth in Appendix B hereto at the times set forth in Appendix B hereto.

     5.   BOOKS AND RECORDS; CUSTODY.

          (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Global Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

          (b) Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund's custodian bank, or its nominee. The Fund shall advise the Sub-Advisor of the identity of its custodian bank and shall give the Sub-Advisor 15 days' written notice of any changes in such custody arrangements.

          Neither the Sub-Advisor, nor any parent, subsidiary or related firm, shall take possession of or handle any cash, securities, mortgages or deeds of trust, or other indicia of ownership of the Fund's investments, or otherwise act as custodian of such investments. All cash and the indicia of ownership of all other investments shall be held by the Fund's custodian bank.

          The Fund shall instruct its custodian bank to (a) carry out all investment instructions as may be directed by the Sub-Advisor with respect thereto (which may be orally given if confirmed in writing); and (b) provide the Sub-Advisor with all operational information necessary for the Sub-Advisor to trade on behalf of the Fund.

     6. INDEMNIFICATION. The Sub-Advisor agrees to indemnify and hold harmless, the Advisor, the Fund, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Advisor or the Fund (other than the Sub-Advisor) and each person, if any, who, within the meaning of
Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Advisor or the Fund against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Advisor, the Fund or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise, which (1) may be based upon any wrongful act or omission by the Sub-Advisor, any of its employees or representatives or any affiliate of or any person acting on behalf of the Sub-Advisor or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Global Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Fund or any affiliated person of the Fund by the Sub-Advisor or any affiliated person of the Sub-Advisor; provided, however, that in no case is the Sub-Advisor's indemnity in favor of the Advisor or the Fund or any affiliated person or controlling person of the Advisor or the Fund deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement.

          The Fund and the Advisor agree not to hold the Sub-Advisor or any of its officers or employees liable for, and to indemnify or insure the Sub-Advisor and its officers and employees ("Indemnified Parties") against any act or omission of any other Sub-Advisor providing investment management services to the Fund, and against any costs and liabilities the Indemnified Parties may incur as a result of a claim against the Indemnified Parties regarding actions taken in good faith exercise of their powers hereunder excepting matters as to which the Indemnified Parties have been negligent, engaged in willful misfeasance, bad faith, reckless disregard of the obligations and duties under this Agreement or have been in violation of applicable law or regulations.

     7. SERVICES NOT EXCLUSIVE. It is understood that the services of the Sub-Advisor are not exclusive, and nothing in this Agreement shall prevent the Sub-Advisor from providing similar services to other investment companies (subject to such restrictions as Sub-Advisor may agree to separately) or from engaging in other activities. When the Sub-Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Advisor recommends the purchase or sale of the same security for the Global Series, it is understood that such transactions will be executed on a basis that is fair and equitable to the Series.

     8. (a) DURATION. This Agreement shall become effective on the date first written above. Unless terminated as herein provided, this Agreement shall remain in full force and effective for one (1) year and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Directors of the Fund or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Global Series, and (ii) by the Advisor, and (iii) in either event by the vote of a majority of the Directors of the Fund who are not parties of this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Fund or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Global Series, or by the Advisor, on thirty (30) days' written notice to the Sub-Advisor, or by the Sub-Advisor on like notice to the Fund and to the Advisor.

          (c) AUTOMATIC TERMINATION. This Agreement shall automatically and immediately terminate in the event of its assignment.

          9. AMENDMENTS. No provision of this agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Global Series, if such approval is required by applicable law.

     10. AGGREGATION OF ORDERS. Provided the investment objectives, policies and restrictions of the Fund are adhered to, the Advisor agrees that the Sub-Advisor may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or with accounts of the affiliates of the Sub-Advisor, if in the Sub-Advisor's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Advisor acknowledges that the determination of such economic benefit to the Fund by the Sub-Advisor represents the Sub-Advisor's evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

     11. INVESTMENT IN FUTURES AND OPTIONS ON FUTURES. The Fund will: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "Brokerage Accounts") on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Account, standard customer agreements with a broker or brokers. The Sub-Advisor may, using such of the securities and other property in the Brokerage Account as the Sub-Advisor deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Advisor deems desirable or appropriate.

          The Sub-Advisor has delivered to the Fund and the Advisor a copy of its Disclosure Document, as amended, dated December 31, 1998, on file with the Commodity Futures Trading Commission. The Business Manager and the Company hereby acknowledge receipt of such copy.

     12. DELIVERY OF ADV. Concurrently with the execution of this Agreement, the Sub-Advisor is delivering to the Fund and the Advisor a copy of Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission. The Fund and the Advisor hereby acknowledge receipt of such copy.

     13.  MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          (d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Fund or the Advisor.

          (e) This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.


                                       PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                                       BY:
                                          -------------------------------------

                                       ----------------------------------------
                                                    (Title)

                                       FREMONT INVESTMENT ADVISORS, INC.

                                       BY:
                                          -------------------------------------
                                                David L. Redo, President


                                       FREMONT MUTUAL FUNDS, INC.


                                       BY:
                                          -------------------------------------
                                              Michael H. Kosich, President

                                   APPENDIX A

                        TO PORTFOLIO MANAGEMENT AGREEMENT

                    Pacific Investment Management Company LLC
                     Sub-Advisor to the Fremont Global Fund

                      INVESTMENT OBJECTIVES AND GUIDELINES

Overall Investment Objective:
----------------------------

The objective of the Fremont Global Fund is to maximize total return while reducing risk. The Fund seeks to provide a systematic, disciplined approach to reduce overall portfolio risk through asset diversification and to weight the portfolio toward asset categories which, at the time of evaluation, appear to have the best expected total return.

Policy and Guidelines for Sub-Advisor:
--------------------------------------

The Sub-Advisor will manage a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies and the U.S. dollar.

     FOREIGN BONDS: - Under normal circumstances, at least 65% of the portfolio's assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States). Dependent on the Sub-Advisor's outlook for interest rates and currency trends investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the portfolio's assets. Based on the Sub-Advisor's forecast for interest rates, the average portfolio duration will normally vary within a three- to six-year time frame. This portfolio will also be able to utilize futures, options, OTC options, and foreign currency forwards.

     U.S. DOLLAR-DENOMINATED DEBT SECURITIES: - The Sub-Advisor may invest in the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; convertible bonds; U.S. dollar-denominated obligations of a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); and securities that are eligible as short-term cash equivalents. The Sub-Advisor will not invest more than 5% of its net assets in variable and floating rate debt securities, nor will the Sub-Advisor invest more than 5% of its net assets in guaranteed investment contracts. The Sub-Advisor may invest in interest rate futures and options on such futures. The Sub-Advisor also may invest up to 10% of its assets in corporate debt securities rated Ba by Moody's or BB by S&P, (sometimes referred to as "junk bonds") which will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market.

The Sub-Advisor will adhere to the Investment Objectives and to the policies set forth in the Fremont Global Fund prospectus and Statement of Additional Information

Performance Objective for Sub-Advisor:
--------------------------------------

The Sub-Advisor is expected to achieve a competitive rate of return over a 3 to 5 year time horizon and/or a complete market cycle, when compared to the J.P. Morgan Government Index - 100% hedged.

                                   APPENDIX B

                        TO PORTFOLIO MANAGEMENT AGREEMENT

                    Pacific Investment Management Company LLC
                     Sub-Advisor to the Fremont Global Fund

                                SCHEDULE OF FEES

Fremont Investment Advisors, Inc. will pay to Pacific Investment Management Company a fee computed at the annual rate of 0.30% (30 basis points) of the average value of the daily assets of the Fremont Global Series under management by Pacific Investment Management Company. The Portfolio Management Agreement with the Sub-Advisor may be terminated by the Advisor or the Fund upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Global Series' assets under management by the Sub-Advisor.

Fees will be billed after the end of each calendar month. Fees will be prorated for any period less than one month and shall be due and payable within thirty
(30) days after an invoice has been delivered to the Advisor.

                         PORTFOLIO MANAGEMENT AGREEMENT

     THIS AGREEMENT dated and effective as of ______________ 1999, among Capital Guardian Trust Company, a California corporation (the "Sub-Advisor"); Fremont Investment Advisors, Inc., a Delaware corporation (the "Advisor"); and Fremont Mutual Funds, Inc., a Maryland corporation (the "Fund").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company and is authorized to issue separate series (the "Series"), each of which may offer a separate class of shares of beneficial interest, each Series having its own investment objective, policies and limitations; and

     WHEREAS, the Fund presently offers shares of a particular series named the Fremont Global Fund (the "Global Series"); and

     WHEREAS, the Fund has retained the Advisor to render investment management and administrative services to the Global Series; and

     WHEREAS, the Advisor and the Fund desire to retain the Sub-Advisor to furnish portfolio management services to the Global Series in connection with Advisor's investment management activities on behalf of the Series, and the Sub-Advisor is willing to furnish such services to the Advisor and the Global Series;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Sub-Advisor, the Advisor and the Fund as follows:

     1. APPOINTMENT. The Advisor and the Fund hereby appoint Sub-Advisor to provide sub-investment advisory services to the Advisor and the Fund with respect to certain assets of the Global Series for the periods and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided. The Sub-Advisor shall have no duty with respect to the management or operation of the Fund or the Global Series except as expressly provided under this Agreement. The Advisor and the Fund hereby represent and warrant that they shall: (1) file all required registration statements and other documents for the Fund with the U.S. Securities and Exchange Commission and any other relevant state or federal agencies or commissions, and will be responsible for the adequacy and accuracy of the content thereof (except for any materials supplied by the Sub-Advisor in writing that have been provided for the express purpose of inclusion in such documents); and (2) file any sales literature used in connection with the sale or distribution of shares of the Fund with all appropriate regulatory agencies as required.


     2. SUB-ADVISOR DUTIES. Subject to the supervision of the Advisor, the Sub-Advisor shall have full discretionary authority as agent and attorney-in-fact with respect to the portion of assets of the Global Series' portfolio assigned to the Sub-Advisor, from time to time by the Advisor, including authority to: (a) buy, sell, exchange, convert or otherwise trade in any stocks without limitation and (b) place orders for the execution of such securities transactions with or through such brokers, dealers, or issuers as Sub-Advisor may select. The Sub-Advisor will provide the services under this Agreement in accordance with the Global Series' registration statement filed with the Securities and Exchange Commission ("SEC"), as amended. The Advisor will provide the Sub-Advisor with a copy of each registration statement promptly after it has been filed with the SEC. Investments by the Sub-Advisor shall conform with the provisions of Appendix A attached hereto, as such may be revised from time to time at the discretion of the Advisor and the Fund and as provided to the Sub-Advisor. Subject to the foregoing, the Sub-Advisor will vote proxies with respect to the securities and investments purchased with the assets of the Global Series' portfolio managed by the Sub-Advisor. The Sub-Advisor further agrees that it will:

          (a) conform with all requirements set out in the Fund's compliance manual to be mutually agreed upon by the Advisor and the Sub-Advisor.

          (b) select brokers and dealers to execute portfolio transactions for the Global Series and select the markets on or in which the transaction will be executed. In providing the Global Series with investment management, it is recognized that the Sub-Advisor will give primary consideration to seeking best execution for all portfolio transactions and in doing so the Sub-Advisor may consider the financial responsibility, research and investment information and other research services and products provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Advisor's other clients may be a party. It is understood that it is desirable for the Fund that the Sub-Advisor have access to brokerage and research services and products and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Global Series than broker-dealers that do not provide such brokerage and research services. Therefore, in compliance with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Sub-Advisor is authorized to place orders for the purchase and sale of securities for the Global Series with such brokers, that provide brokerage and research products and/or services that charge an amount of commission for effecting securities transactions in excess of the amount of commission another broker would have charged for effecting that transaction, provided the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisor for this or other advisory accounts, subject to review by the Fund from time to time with respect to the extent and continuation of this practice. It is understood that the information, services and products provided by such brokers may be useful to the Sub-Advisor in connection with the Sub-Advisor's services to other clients. On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Global Series as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased subject to best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Global Series and to such other clients.

          (c) make available to the Advisor and the Fund's Board of Directors promptly upon their request all its investment records and ledgers relating to the Global Series to assist the Advisor and the Fund in their compliance with respect to the Global Series' securities transactions as required by the 1940 Act and the Investment Advisers Act of 1940 ("Advisers Act"), as well as other applicable laws. The Sub-Advisor will furnish the Fund's Board of Directors with respect to the Global Series such periodic and special reports as the Advisor and the Directors may reasonably request in writing.

          (d) maintain detailed records of the assets managed by the Sub-Advisor as well as all investments, receipts, disbursements and other transactions made with such assets. Such records shall be open to inspection and audit during Sub-Advisor's normal business hours upon reasonable notice by any person designated by the Advisor or the Fund. The Sub-Advisor shall provide to the Advisor or the Fund and any other party designated by either the Advisor or the
Fund: (i) monthly statements of the activities with regard to the assets for the month and of the assets showing each asset at its cost and its fair market value as determined according to the reasonable procedures established by the Sub-Advisor and (ii) a quarterly review of the assets under management.

     3. EXPENSES. During the term of this Agreement, the Sub-Advisor will pay all expenses incurred by it, its staff and their activities, in connection with its portfolio management activities under this Agreement. The Sub-Advisor shall not be responsible for any expense incurred by the Advisor or the Fund, except as provided in paragraph 6 below.

     4. COMPENSATION. For the services provided to the Global Series, the Advisor will pay the Sub-Advisor the fees as set forth in Appendix B hereto at the times set forth in Appendix B hereto.

     5. BOOKS AND RECORDS; CUSTODY. (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Global Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

          (b) Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund's custodian bank, or its nominee. The Fund shall advise the Sub-Advisor of the identity of its custodian bank and shall give the Sub-Advisor 15 days' written notice of any changes in such custody arrangements.

          Neither the Sub-Advisor, nor any parent, subsidiary or related firm, shall take possession of or handle any cash, securities, mortgages or deeds of trust, or other indicia of ownership of the Fund's investments, or otherwise act as custodian of such investments. All cash and the indicia of ownership of all other investments shall be held by the Fund's custodian bank. The Sub-Advisor shall have no liability with respect to custody arrangements or the acts, conduct or omission of the Fund's custodian.

          The Fund shall instruct its custodian bank to (a) carry out all investment instructions as may be directed by the Sub-Advisor with respect thereto (which may be orally given if confirmed in writing); and (b) provide the Sub-Advisor with all operational information necessary for the Sub-Advisor to trade on behalf of the Fund. The Advisor and the Fund hereby acknowledge that as of the inception of the Sub-Advisor's management duties with respect to the Global Series, the Sub-Advisor shall be relying on the Fund Custodian's identification of the assets and liabilities in the Global Series as well as their availability for sale and settlement. The Sub-Advisor may reasonably rely without further inquiry upon any information furnished to it by the Fund's Custodian, and the Sub-Advisor shall not be responsible for any errors or omission arising from any inaccuracies or incompleteness in such information.

     6. SUB-ADVISOR'S LIABILITIES. In the absence of willful misconduct, bad faith, negligence or reckless disregard of obligations and duties under this Agreement, the Sub-Advisor shall not be subject to liability to the Advisor or the Fund for any act or omission in the course of rendering services under this Agreement.

     7. INDEMNIFICATION. The Sub-Advisor agrees to indemnify and hold harmless the Advisor, the Fund, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Advisor or the Fund (other than the Sub-Advisor) and each person, if any, who, within the meaning of
Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Advisor or the Fund (collectively, the "Indemnified Advisor Parties") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Advisor, the Fund or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise, which (1) may be based upon the willful misconduct, bad faith or gross negligence by the Sub-Advisor, any of its employees or representatives or any affiliate of or any person acting on behalf of the Sub-Advisor (it being understood that broker/dealers are not deemed to be acting on behalf of the Sub-Advisor) or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made with reasonable reliance upon written information furnished to the Fund or any affiliated person of the Fund by the Sub-Advisor or any affiliated person of the Sub-Advisor supplied for the express purpose of inclusion in such registration statement or prospectus; provided, however, that in no case is the Sub-Advisor's indemnity in favor of the Advisor or the Fund or any affiliated person or controlling person of the Advisor or the Fund deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or negligence in the performance of his or its duties or by reason of his or its reckless disregard of obligations and duties under this Agreement or under any law applicable to the Advisor.

          The Advisor and the Fund agree to indemnify and hold harmless the Sub-Advisor, its affiliates, and their respective directors, officers, employees and affiliated persons and controlling persons (collectively, the "Indemnified Sub-Advisor Parties") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Indemnified Sub-Advisor Parties may become subject under the 1933 Act, 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise which does not require the Sub-Advisor to provide an indemnity under the previous paragraph, provided that none of the Indemnified Sub-Advisor Party has acted in a manner that involves willful misconduct, bad faith or negligence in the performance of his or its duties or by reason of his or its reckless disregard of obligations and duties under this Agreement or under any law applicable to the Sub-Advisor.

          In order to provide for just and equitable contribution in circumstances in which the indemnities provided above are for any reason unenforceable or unavailable to or otherwise insufficient to hold harmless an indemnified party, the Indemnified Advisor Parties and the Indemnified Sub-Advisor Parties shall contribute to the aggregate losses, claims, damages, liabilities and legal and other expenses based upon the relative fault of the Indemnified Advisor Parties and the Indemnified Sub-Advisor Parties shall be determined by reference to amongst other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or alleged inaccurate representation and or warranty relates to information supplied by the Indemnified Advisor Parties or the Indemnified Sub-Advisor Parties.

     8. OTHER INVESTMENT ACTIVITIES OF SUB-ADVISOR. The Fund and Advisor acknowledge that Sub-Advisor, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Sub-Advisor or its affiliates may give advice or exercise investment responsibility and take other action with respect to other Affiliated Accounts which may differ from advice given or the timing or nature of action taken with respect to the Global Series; provided that the Sub-Advisor acts in good faith, and provided further that it is the Sub-Advisor's policy to allocate, within its reasonable discretion, investment opportunities to the Global Series over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Global Series and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Global Series may have an interest from time to time, whether in transactions which may involve the Global Series or otherwise. Sub-Advisor shall have no obligation to acquire for the Global Series a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment either for the Global Series or otherwise.

     9. (a) DURATION. This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effective for a period of two years from the date of this Agreement, and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Board of Directors of the Fund or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Global Series, and
(ii) by the Advisor, and (iii) by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Global Series, or by the Advisor, on thirty (30) days' written notice to the Sub-Advisor, or by the Sub-Advisor on like notice to the Board of Directors of the Fund and to the Advisor. Payment of fees earned through the date of termination shall not be construed as a penalty.

          (c) AUTOMATIC TERMINATION. This Agreement shall automatically and immediately terminate in the event of its assignment.

     10. AMENDMENTS. No provision of this agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Global Series, if such approval is required by applicable law.

     11.  MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          (d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Fund or the Advisor except to the extent specifically stated in paragraph 2.

          (e) This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

          (f) This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

     12. USE OF NAME. It is understood that the name "Capital Guardian" or the name of any of its affiliates, or any derivative or logo/trademark associated with those names, are the valuable property of the Sub-Advisor and its affiliates and that the Fund and/or the Fund's distributor have the right to use such name(s) or derivative(s) in offering materials and sales literature of the Fund with the written approval of the Sub-Advisor which shall not be unreasonably withheld so long as this Agreement is in effect. Upon termination of the Agreement the Fund shall forthwith cease to use such name(s) or derivative(s). The Advisor agrees that it will review with Sub-Advisor any advertisement, sales literature or notice prior to its use that makes reference to the Sub-Advisor.

     13. RECEIPT OF BROCHURE. The Advisor and The Fund hereby acknowledge that the Sub-Advisor is a "bank" under Section 202(a)(2) of the Advisers Act and is therefore exempt under the Advisors Act from registration and Form ADV filing and disclosure requirements.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                           CAPITAL GUARDIAN TRUST COMPANY

                           By:      ___________________________

                           (Title)  ___________________________



                           FREMONT INVESTMENT ADVISORS, INC.

                           By:      ___________________________

                           (Title)  ___________________________



                           FREMONT MUTUAL FUNDS, INC.


                           By:      ___________________________

                           (Title)  ___________________________

                                   APPENDIX A

                        TO PORTFOLIO MANAGEMENT AGREEMENT


                         Capital Guardian Trust Company
                     Sub-Advisor to the Fremont Global Fund

                      INVESTMENT OBJECTIVES AND GUIDELINES

Overall Investment Objective:
----------------------------

The objective of the Fremont Global Fund is to maximize total return while reducing risk. The Fund seeks to provide a systematic, disciplined approach to reduce overall portfolio risk through asset diversification and to weight the portfolio toward asset categories which, at the time of evaluation, appear to have the best expected total return.

Policy and Guidelines for Sub-Advisor:

The Sub-Advisor will manage the account with an EAFE mandate. The account will invest in non-U.S. markets, no U.S. equities are allowed. However, American Depository Receipts (ADRs) are permitted. The account may invest in common stocks, preferred stocks, securities convertible into common stocks, stock warrants, forward contracts, options futures and short-term reserves (fixed income securities with maturities of less than one year). The account is permitted to hold gold and gold related securities. Emerging market investments shall be permitted up to 10% of the portfolio. Investments should be made only in assets, which in the Manager's reasonable judgment at the time of purchase, have sufficient liquidity to allow daily valuation.

The account may use foreign exchange forward contracts and currency options and futures. Forward contracts can be negotiated with banks rated "AAA" through "A3" by Moody's. Currency futures and option contracts must be transacted on a U.S. exchange or executed with an appropriate rated bank as an OTC currency option.

The total value of foreign currency positions must be from zero to 100% of the portfolio's market value. All currency positions must be unleveraged and covered.

The Sub-Advisor will adhere to the Investment Objective and to policies in the Fremont Global Fund prospectus and Statement of Additional Information.

Performance Objective for Sub-Advisor:

The Sub-Advisor is expected to achieve a competitive rate of return over a 3 to 5 year time horizon and/or a complete market cycle, relative to other funds as compiled by a screened Morningstar Foreign Funds Database. A competitive rate of return is defined as Fund performance in the top quartile of such Database.

                                   APPENDIX B

                        TO PORTFOLIO MANAGEMENT AGREEMENT

                         Capital Guardian Trust Company
                     Sub-Advisor to the Fremont Global Fund

                                SCHEDULE OF FEES

Fremont Investment Advisors, Inc. will pay to Capital Guardian Trust Company, on an aggregate basis, an annual fee computed as a percentage of the average value of the daily assets for investment management services for all accounts managed by the Sub-Advisor for the Advisor. The management fees specified below shall be the fees charged. The annual rate is determined as follows:

     75 basis points (0.75%) of the first $25 million
     60 basis points (0.60%) of the next $25 million
     42.5 basis points (0.425%) of the next $200 million
     37.5 basis points (0.375%) of the average value of the daily assets in excess of $250 million.

Provided that the Advisor maintains multiple accounts managed by the Sub-Advisor, fee aggregation shall apply as follows: for the Global Fund and each new account added in the future (but excluding the Fremont International Growth Fund), the first $10 million of assets shall be applied to the initial breakpoint rate, and the rest of the assets would be applied to the aggregation. Each Fund managed by the Sub-Adviser will pay its pro rata share of the aggregated fee. The following accounts currently apply to the above fee schedule:

         Fremont International Growth Fund  -   March 1, 1998
         Fremont Global Fund                -   December 10, 1999

The Portfolio Management Agreement with the Sub-Advisor may be terminated by the Advisor or the Fund upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Global Fund's assets under management by the Sub-Advisor.

Fee will be billed after the end of each calendar month. Fees will be prorated for any period less than one month. Fees shall be due and payable within thirty
(30) days after an invoice has been delivered to the Advisors.

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